Exhibit 10.4

FIRST AMENDMENT TO
LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (the “Amendment”) is made and dated as of August 3, 2015, and is entered into by and between REACHLOCAL, INC., a Delaware corporation, and each of its Domestic Subsidiaries (other than any FSHCO) and each of its Eligible Foreign Subsidiaries party to the Agreement (hereinafter collectively referred to as “Borrower”), the several banks and other financial institutions or entities from time to time parties to this Agreement (collectively, referred to as “Lender”), and HERCULES TECHNOLOGY GROWTH CAPITAL, INC., a Maryland corporation, in its capacity as administrative agent for itself and the Lender (in such capacity, “Agent”).

RECITALS

A.     Borrower, Agent and Lender previously entered into that certain Loan and Security Agreement dated April 30, 2015 (as the same may be amended, restated, supplemented, or otherwise modified from time to time, the “Agreement”);

B.     Borrower desires to modify certain of the Revenue covenants set forth in Section 7.15(b) of the Agreement; and

C.     Borrower, Agent and Lender are willing to amend the Agreement as provided herein.

AGREEMENT

NOW, THEREFORE, Borrower, Agent and Lender agree as follows:

1.     Unless otherwise defined herein, all capitalized terms shall have the meaning provided in the Agreement. The recitals set forth above are hereby incorporated by reference.

2.     As of the Effective Date (defined in Section 8, below), Schedule 7.15(b) of the Agreement is amended and restated in its entirety as provided in Schedule 7.15(b) attached hereto. As of the Effective Date, each reference in the Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Agreement as amended by this Amendment.

3.     This Amendment shall not be deemed to constitute an amendment to the Agreement except as expressly provided in Section 2, and all other terms and conditions of the Agreement shall remain in full force and effect.

4.     Borrower shall pay Lender a nonrenewable facility fee of $75,000 upon execution of this Amendment, which fee shall be deemed earned as of the date hereof regardless of the early termination of the Agreement and shall be made by wire transfer in same day funds to Agent for the benefit of Lender.

5.	Borrower hereby represents and warrants to Agent and Lender as follows:

(a)     Borrower has all requisite power and authority to execute this Amendment and any other agreements or instruments required hereunder and to perform all of its obligations hereunder, and this Amendment and all such other agreements and instruments have been duly executed and delivered by Borrower and constitute the legal, valid and binding obligation of Borrower, enforceable in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

(b)     Other than the Subsidiaries listed on Schedule 1 of the Agreement, Borrower has no other Subsidiaries.

(c)     The execution, delivery and performance by Borrower of this Amendment and any other agreements or instruments required hereunder have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any material provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to Borrower, or the certificate of incorporation or by-laws of Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or the Agreement or any other agreement, lease or instrument to which Borrower is a party or by which it or its properties may be bound or affected.

(d)     No Event of Default exists under the Agreement, and all of Borrower’s representations and warranties contained in the Agreement are correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

6.     The execution of this Amendment and all other agreements and instruments related hereto shall not be deemed to be a waiver of any Event of Default under the Agreement, if any, or a waiver of any breach or default under any of the other Loan Documents, whether or not known to Agent or Lender and whether or not existing on the date of this Amendment.

7.     Borrower hereby reaffirms its agreement under the Agreement, to pay or reimburse Agent and Lender for all costs and expenses incurred by Agent and Lender in connection with the Loan Documents, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, Borrower specifically agrees to pay all reasonable fees and disbursements of counsel to Agent and Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto, which amount is $1,115.50. Payment of such amount shall be made by wire transfer in same day funds to Agent. Borrower hereby agrees that Lender may, at any time or from time to time in its sole discretion and without further authorization by Borrower, apply the proceeds of any loan, for the purpose of paying any such unpaid fees, disbursements, costs and expenses.

8.     This Agreement shall become effective on payment of the amounts specified in Sections 4 and 7 hereof (the “Effective Date”).

9.     This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument. The provisions of Section 11 of the Agreement shall be deemed incorporated herein by reference, mutatis mutandis.

(signatures provided on the next page)

IN WITNESS WHEREOF, Borrower, Subsidiary, Agent and Lender have duly executed and delivered this First Amendment to Loan and Security Agreement as of the date and year first above written.

BORROWER:

ReachLocal, Inc.

Signature:        /s/ Ross G. Landsbaum

Print Name:     Ross G. Landsbaum

Title:                Chief Financial Officer

Bizzy, Inc.

Signature:       /s/ Ross G. Landsbaum

Print Name:     Ross G. Landsbaum

Title:                Chief Financial Officer

Kickserv, Inc.

Signature:       /s/ Ross G. Landsbaum

Print Name:     Ross G. Landsbaum

Title:                Chief Financial Officer

ReachLocal DP, Inc.

Signature:       /s/ Ross G. Landsbaum

Print Name:     Ross G. Landsbaum

Title:                Chief Financial Officer

ReachLocal Canada, Inc.

Signature:       /s/ Ross G. Landsbaum

Print Name:     Ross G. Landsbaum

Title:                Chief Financial Officer

ReachLocal International, Inc.

Signature:       /s/ Ross G. Landsbaum

Print Name:     Ross G. Landsbaum

Title:                Chief Financial Officer

DealOn, LLC

Signature:       /s/ Ross G. Landsbaum

Print Name:     Ross G. Landsbaum

Title:                Chief Financial Officer

ReachLocal International GP LLC

Signature:       /s/ Ross G. Landsbaum

Print Name:     Ross G. Landsbaum

Title:                Chief Financial Officer

Accepted in Palo Alto, California:

LENDER:

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

Signature:       /s/ Ben Bang

Print Name:     Ben Bang

Title:                Associate General Counsel

AGENT:

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

Signature:       /s/ Ben Bang

Print Name:     Ben Bang

Title:                Associate General Counsel

SCHEDULE 7.15(b)

Financial Covenants

1.     Initial Revenue/Adjusted EBITDA. During calendar year 2015, trailing three month Revenue and Adjusted EBITDA shall be not less than the following amounts (in ‘000s) tested monthly as of the last day of the month:

For the T3M period ending	April 30, 2015	May 31, 2015	June 30, 2015	July 31, 2015	Aug. 31, 2015	Sept. 30, 2015	Oct. 31, 2015	Nov. 30, 2015	Dec. 31, 2015
Revenue	93,168	96,161	96,375	98,094	99,195	94,521	93,168	96,161	96,375
Adjusted EBITDA	(5,713)	(3,539)	(899)	302	873	1,323	2,035	2,761	3,128

2.     Subsequent Revenue/Adjusted EBITDA. Revenue and Adjusted EBITDA for each 12 month period beginning January 2016 throughout the Term Loan Maturity Date shall be at least 90% and 80%, respectively, of the trailing three month amounts for Revenue and Adjusted EBITDA provided in the corresponding Operating Budget, tested on a monthly basis as of the last day of the month.